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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      Commission File Number:
            JULY 13, 1999                                      0-21213

                             LCC INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                         54-1807038
 (State or other jurisdiction                              (IRS Employer
       of incorporation)                              Identification Number)

                             7925 JONES BRANCH DRIVE
                             MCLEAN, VIRGINIA 22102
              (Address of principal executive offices) (Zip Code)

             Registrant's telephone number, including area code:
                                (703) 873-2000

        (Former name or former address, if changed since last report)

                                 NOT APPLICABLE


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                             LCC INTERNATIONAL, INC.

ITEM 5      OTHER EVENTS

      On July 13, 1999, LCC International, Inc. ("LCC") received notice of conversion of its convertible subordinated notes in the aggregate principal amount of $50 million. The notes will convert into 2,841,099 shares of LCC's Class A common stock on July 26, 1999.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LCC INTERNATIONAL, INC.

Date:  July 15, 1999                      By:   /s/C. THOMAS FAULDERS,III
                                               --------------------------
                                              C. Thomas Faulders, III
                                              President and Chief Executive
                                              Officer